SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2012

Tactical Air Defense Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada		88-0455809
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)
123 West Nye Lane, Suite 517
Carson City, Nevada 89706
(Address of principal executive offices)

(775) 888-6744
(Issuer’s Telephone Number)

_________________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

On or about July 12, 2012, Tactical Air Defense Services, Inc., a Nevada corporation (the “Company”) and AeroTech Corporation, a Florida corporation (“AeroTech”) entered into an Acquisition Agreement (the “Acquisition Agreement”). A copy of the Acquisition Agreement has been attached as an exhibit to our Form 8-K filed on June 20, 2012, the terms of which are hereby incorporated by reference in their entirety. Although executed on or about July 12, 2012, the Acquisition Agreement called for certain closing condition which were to be met on or before August 12, 2012.

On or about August 2, 2012, the Company and AeroTech finalized the closing conditions and the Acquisition Agreement was closed. Through the acquisition of AeroTech, the Company has acquired 100% of AeroTech’s existing business and assets including, but not limited to, five separate teaming agreements, a sole source justification and approval from the United States Army, and AeroTech’s pre-transaction management team.

Pursuant to the terms of the Acquisition Agreement, the Company has acquired 100% of the equity interest in AeroTech in exchange for the issuance of Five Million shares of the Company’s Series C Preferred Stock. The rights, privileges and preferences of the Series C Preferred Stock are outlined in Exhibit B to the Acquisition Agreement filed as an exhibit to our Form 8-K filed on June 20, 2012, the terms of which are hereby incorporated by reference in their entirety. Following the closing of the Acquisition Agreement, AeroTech will continue its existing business operations as a wholly owned subsidiary of the Company.

Employment Agreements

The information contained in Item 5.02 below is incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K relating to the Acquisition Agreement and required issuance of the Company’s Series C Preferred Stock are hereby incorporated by reference into this Item 3.02.

Section 5 - Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Acquisition Agreement, on August 2, 2012, Mr. Mark Daniels was appointed to the position of President and Secretary of AeroTech. Concurrent with his appointment, the Company and Mr. Daniels entered into an employment agreement effective as of August 2, 2012 (the “Daniels Employment Agreement”). Under the terms of the Daniels Employment Agreement, Mr. Daniels’ initial base annual salary is to be $120,000 with additional benefits as outlined in the Daniels Employment Agreement. A copy of the Daniels Employment Agreement has been attached as an exhibit to this Form 8-K, the terms of which are hereby incorporated by reference in their entirety.

Pursuant to the terms of the Acquisition Agreement, on August 2, 2012, Colonel Scott Patterson was appointed to the position of Chief Operating Officer of AeroTech. Concurrent with his appointment, the Company and Col. Patterson entered into an employment agreement effective as of August 2, 2012 (the “Patterson Employment Agreement”). Under the terms of the Patterson Employment Agreement, Col. Patterson’s initial base annual salary is to be $120,000 with additional benefits as outlined in the Patterson Employment Agreement. A copy of the Patterson Employment Agreement has been attached as an exhibit to this Form 8-K, the terms of which are hereby incorporated by reference in their entirety.

Item  7.01

Regulation FD Disclosure.

Press Releases

On August 3, 2012, the Company issued a press release relating to the Acquisition Agreement as described in “Item 1.01 Entry Into Material Definitive Agreements” above.  A copy of this press release is furnished as an exhibit to this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Number	Description

10.1	Acquisition Agreement between Tactical Air Defense Services, Inc. and AeroTech Corporation. (Attached as an exhibit to our Form 8-K filed on June 20, 2012 and incorporated herein by reference).

10.2	Employment Agreement between AeroTech Corporation and Mark Daniels dated August 2, 2012.

10.3	Employment Agreement between AeroTech Corporation and Colonel Scott Patterson dated August 2, 2012.

99.1	Press release dated as of August 3, 2012 entitled “Tactical Air Defense Services Closes Acquisition of AeroTech Corporation” (Deemed Furnished)

Dated:   August 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Tactical Air Defense Services, Inc.

/s/ Alexis Korybut
By:	Alexis Korybut
Its:	Chief Executive Officer